UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2019, United Airlines, Inc. (the “Company”), Wilmington Trust, National Association, as subordination agent and pass through trustee (the “Trustee”) under certain pass through trusts newly formed by the Company, U.S. Bank National Association, as escrow agent under the Escrow Agreements (as defined below), and Wilmington Trust, National Association, as paying agent (the “Paying Agent”) under the Escrow Agreements, entered into the Note Purchase Agreement, dated as of September 13, 2019, and/or Amendment No. 1 to Note Purchase Agreement, dated as of September 13, 2019 (such Note Purchase Agreement, as amended, the “Note Purchase Agreement”).

The Note Purchase Agreement provides for the future issuance by the Company of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $1,221,245,000 to finance nine new Boeing aircraft and 10 new Embraer aircraft scheduled for delivery between April 2019 and February 2020 (collectively, such new aircraft to be financed, the “Aircraft”). Pursuant to the Note Purchase Agreement, upon the financing of each Aircraft, the Trustee will purchase Equipment Notes issued under a trust indenture and mortgage (each, an “Indenture” and, collectively, the “Indentures”) with respect to such Aircraft to be entered into by the Company and Wilmington Trust, National Association, as mortgagee.

Each Indenture contemplates the issuance of Equipment Notes in three series: Series AA, bearing interest at the rate of 2.70% per annum, Series A, bearing interest at the rate of 2.90% per annum and Series B, bearing interest at the rate of 3.50% per annum, in aggregate principal amounts (once all the Equipment Notes have been issued) equal to $702,146,000, $286,718,000 and $232,381,000, respectively. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2019-2AA (the “Class AA Certificates”), Pass Through Certificates, Series 2019-2A (the “Class A Certificates”), and Pass Through Certificates, Series 2019-2B (the “Class B Certificates” and, collectively, the “Certificates” and each series of the Certificates, a “Class”), issued by three pass through trusts newly-formed by the Company to facilitate the financing of the Aircraft.

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of September 13, 2019, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., for themselves and on behalf of the several underwriters of the Certificates, and Wilmington Trust, National Association, as Trustee and Paying Agent, corresponding to such Class (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with Sumitomo Mitsui Banking Corporation, acting through its New York Branch, under a separate Deposit Agreement for each Class of Certificates, each dated as of September 13, 2019, between U.S. Bank National Association, as escrow agent, and Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as depositary.

The interest on the Equipment Notes and the escrowed funds is payable semi-annually on each May 1 and November 1, beginning on May 1, 2020. The principal payments on the Equipment Notes are scheduled on May 1 and November 1 of each year, beginning on November 1, 2020 for certain Equipment Notes and May 1, 2021 for the remaining Equipment Notes. The final payments on the Series AA Equipment Notes, Series A Equipment Notes and Series B Equipment Notes will be due on May 1, 2032, May 1, 2028 and May 1, 2028, respectively.

Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-221865) (the “Registration Statement”). The Class AA Certificates and Class A Certificates were offered pursuant to a final Prospectus Supplement of the Company, dated September 3, 2019, to the Prospectus, dated December 1, 2017 (the “Class AA/A Prospectus Supplement”), and the Class B Certificates were offered pursuant to a separate final Prospectus Supplement of the Company, dated September 3, 2019, to the Prospectus, dated December 1, 2017 (the “Class B Prospectus Supplement).

The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Class AA/A Prospectus Supplement and Class B Prospectus Supplement, each filed with the Securities and Exchange Commission on September 4, 2019 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement. The Registration Statement, the Class AA/A Prospectus Supplement and Class B Prospectus Supplement relate to the offerings of the Certificates.

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 3, 2019, among the underwriters named therein, acting through their representatives Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as depositary, and United Airlines, Inc. relating to the offering of the Class AA Certificates and Class A Certificates

1.2

Underwriting Agreement, dated September 3, 2019, among the underwriters named therein, acting through their representatives Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as depositary, and United Airlines, Inc. relating to the offering of the Class B Certificates

4.1

Trust Supplement No. 2019-2AA-O, dated as of September 13, 2019, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2

Trust Supplement No. 2019-2AA-S, dated as of September 13, 2019, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3

Trust Supplement No. 2019-2A-O, dated as of September 13, 2019, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.4

Trust Supplement No. 2019-2A-S, dated as of September 13, 2019, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.5

Trust Supplement No. 2019-2B-O, dated as of September 13, 2019, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.6

Trust Supplement No. 2019-2B-S, dated as of September 13, 2019, between Wilmington Trust, National Association, as trustee, and United Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.7

Revolving Credit Agreement (2019-2AA), dated as of September 13, 2019, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and National Australia Bank Limited, acting through its New York Branch, as liquidity provider

4.8

Revolving Credit Agreement (2019-2A), dated as of September 13, 2019, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and National Australia Bank Limited, acting through its New York Branch, as liquidity provider

4.9

Revolving Credit Agreement (2019-2B), dated as of September 13, 2019, between Wilmington Trust, National Association, as subordination agent, as agent and trustee, and as borrower, and National Australia Bank Limited, acting through its New York Branch, as liquidity provider

4.10

Intercreditor Agreement, dated as of September 13, 2019, among Wilmington Trust, National Association, as trustee, National Australia Bank Limited, acting through its New York Branch, as liquidity provider, and Wilmington Trust, National Association, as subordination agent and trustee

4.11

Deposit Agreement (Class AA), dated as of September 13, 2019, between U.S. Bank National Association, as escrow agent, and Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as depositary

4.12

Deposit Agreement (Class A), dated as of September 13, 2019, between U.S. Bank National Association, as escrow agent, and Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as depositary

4.13

Deposit Agreement (Class B), dated as of September 13, 2019, between U.S. Bank National Association, as escrow agent, and Sumitomo Mitsui Banking Corporation, acting through its New York Branch, as depositary

4.14

Escrow and Paying Agent Agreement (Class AA), dated as of September 13, 2019, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.15

Escrow and Paying Agent Agreement (Class A), dated as of September 13, 2019, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.16

Escrow and Paying Agent Agreement (Class B), dated as of September 13, 2019, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.17

Note Purchase Agreement, dated as of September 13, 2019, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust, National Association, as subordination agent, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent

4.18

Form of Participation Agreement (Participation Agreement between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee) (Exhibit B to Note Purchase Agreement) (included in Exhibit 4.17)

4.19

Amendment No. 1 to Note Purchase Agreement, dated as of September 13, 2010, among United Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust, National Association, as subordination agent, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent

4.20

Form of Indenture (Trust Indenture and Mortgage between United Airlines, Inc. and Wilmington Trust, National Association, as mortgagee) (Exhibit C to Amendment No. 1 to Note Purchase Agreement) (included in Exhibit 4.19)

4.21	Form of United Airlines Pass Through Certificate, Series 2019-2AA-O (included in Exhibit 4.1)

4.22	Form of United Airlines Pass Through Certificate, Series 2019-2A-O (included in Exhibit 4.3)

4.23	Form of United Airlines Pass Through Certificate, Series 2019-2B-O (included in Exhibit 4.5)

23.1	Consent of Aircraft Information Services, Inc., dated September 3, 2019, relating to the Class AA/A Prospectus Supplement

23.2	Consent of Aircraft Information Services, Inc., dated September 3, 2019, relating to the Class B Prospectus Supplement

23.3	Consent of BK Associates, Inc., dated September 3, 2019, relating to the Class AA/A Prospectus Supplement

23.4	Consent of BK Associates, Inc., dated September 3, 2019, relating to the Class B Prospectus Supplement

23.5	Consent of Morten Beyer & Agnew, Inc., dated September 3, 2019, relating to the Class AA/A Prospectus Supplement

23.6	Consent of Morten Beyer & Agnew, Inc., dated September 3, 2019, relating to the Class B Prospectus Supplement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES, INC.

Date: September 18, 2019	By:	/s/ Jennifer L. Kraft
	Name:	Jennifer L. Kraft
	Title:	Vice President, Deputy General Counsel and Corporate Secretary